Fees Summary	Jul. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,595,506,000.00
Previously Paid Amount	0.00
Total Fee Amount	244,271.97
Total Offset Amount	0.00
Net Fee	$ 244,271.97
Final Prospectus	false